UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 3, 2009 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33689 (Commission File Number)	04-3387530 (IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA (Address of principal executive offices)	02472 (Zip Code)
Registrant’s telephone number, including area code: 617-402-1000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On December 3, 2009, the senior management of athenahealth, Inc. (the “Company”) made a presentation at the Company’s Second Annual Investor Summit (the “Investor Summit”). The Company prepared a slide presentation that senior management used as part of the presentation at the Investor Summit. The slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Slide Presentation for the Company’s Second Annual Investor Summit, furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc. (Registrant)
December 3, 2009	/s/ DANIEL H. ORENSTEIN
Daniel H. Orenstein
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation for the Company’s Second Annual Investor Summit, furnished herewith.